UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

FLAGSHIP GLOBAL HEALTH, INC.
_________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
_________________________________________________________________________________________________________________________
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

220 West 42nd Street, 23rd Floor, New York, NY	10036
_______________________________________________	____________
(Address of Principal Executive Offices)	(Zip Code)

(212) 340-9100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Item 8.01. Other Items.

On August 14, 2008, Flagship Global Health, Inc. (the “Company”) issued a press release announcing that it has filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission relating to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008.

The full text of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 8.01 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

99.1	Press release issued by Flagship Global Health, Inc., dated August 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSHIP GLOBAL HEALTH, INC.

By: /s/ John H. Flood III
Date: August 14, 2008	Name: John H. Flood III
Title: President and Chief Executive Officer

.

Exhibit No.	Description

99.1	Press release issued by Flagship Global Health, Inc., dated August 14, 2008.